Exhibit 10.39


Upon recordation, return to:
James A. L. Daniel, Jr., Esq.
Alston & Bird LLP
101 S. Tryon Street, Suite 4000
Charlotte, NC 28280-4000



        LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED
             HOLDERS OF GREENWICH CAPITAL COMMERCIAL FUNDING CORP.,
          COMMERCIAL MORTGAGE TRUST 2003-C1, COMMERCIAL MORTGAGE PASS-
                      THROUGH CERTIFICATES, SERIES 2003-C1




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                            LOAN ASSUMPTION AGREEMENT

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                          Date: As of December 29, 2005


                              _____________________

                            LOAN ASSUMPTION AGREEMENT
                            -------------------------

     THIS LOAN ASSUMPTION AGREEMENT (this "Agreement") is made and entered into as of December __, 2005, by and among PUENTE HILLS MALL, LLC, a Delaware limited liability company, having an address of 150 East Gay Street, Columbus, OH 43215 ("Assuming Borrower"), GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership, having an address of 150 East Gay Street, Columbus, OH 43215 (the "Replacement Indemnitor"), PASSCO PHM, LLC, a Delaware limited liability company ("PHM"), PASSCO COLIMA, LLC, a Delaware limited liability company "Colima" and collectively with PHM, the "Passco Original Borrowers") and each of the other borrowers that assumed the Loan as contemplated in Section
5.26.2 of the Loan Agreement (defined below) (collectively with the Passco Original Borrowers, the "Original Borrowers"), each having an address c/o Passco Real Estate Enterprises, Inc., 96 Corporate Park, Suite 200, Irvine, CA 92606, and PASSCO REAL ESTATE ENTERPRISES INC., a California corporation ("Passco"), WILLIAM O. PASSO ("Passo" and collectively with Passco, the "Passco Original Indemnitors") and each other TIC Owner that executed a guaranty of recourse obligations (collectively the "Original Guaranty Agreements") as contemplated in section 5.26.2 of the Loan Agreement (collectively with the Passco Indemnitors, the "Original Indemnitors"), each having an address c/o Passco Real Estate Enterprises, Inc., 96 Corporate Park, Suite 200, Irvine, CA 92606, in favor of LASALLE BANK NATIONAL ASSOCIATION, as Trustee for the Registered Holders of Greenwich Capital Commercial Funding Corp. Commercial Mortgage Trust 2003-C1, Commercial Mortgage Pass-Through Certificates, Series 2003-C1, whose mailing address is c/o Wachovia Securities, Commercial Real Estate Services, 8739 Research Drive-URP4, Charlotte, NC 28288-1075 (28262-1075 for overnight deliveries), Attn: Portfolio Manager ("Lender").

                                    Recitals
                                    --------

     A. Greenwich Capital Financial Products, Inc. (the "Original Lender"), pursuant to the Loan Documents (as hereinafter defined) made a loan to Original Borrowers in the original principal amount of $92,000,000.00 (the "Loan"). The Loan is evidenced and secured by the following documents executed in favor of Original Lender by the Passco Original Borrowers and assumed by the other Original Borrowers:

     (1) Promissory Note dated May 9, 2003, payable by Original Borrowers to Original Lender in the original principal amount of $92,000,000.00 (the "Note");

     (2) Loan Agreement of even date with the Note by and among the Passco Original Borrowers and Original Lender (the "Loan Agreement");

     (3) Deed of Trust, Assignment of Leases and Rents and Security Agreement of even date with the Note, granted by the Passco Original Borrowers to Chicago Title Company, as Trustee for the benefit of Original Lender, recorded as document no. 03-1349505 in the real estate records of Los Angeles County, California ("Recorder's Office") (the "Mortgage");

     (4) Assignment of Leases and Rents of even date with the Note granted by the Passco Original Borrowers to Original Lender, recorded as document no. 03-1349506, in the Recorder's Office (the "Assignment");

     (5) Assignment of Agreements, Licenses, Permits and Contracts of even date with the Note from the Passco Original Borrowers in favor of Original Lender;

     (6) Asbestos Operations and Maintenance Program of even date with the Note from the Passco Original Borrowers in favor of Original Lender; and

     (7) Deposit Account Agreement of even date with the Note by and between the Passco Original Borrowers, Original Lender and the Deposit Bank named therein (the "Deposit Agreement").

The foregoing documents, together with any and all other documents executed by the Passco Original Borrowers and assumed by the other Original Borrowers in connection with the Loan, are collectively called the "Loan Documents." As used herein, the term "New Obligors" shall mean Assuming Borrower and Replacement Indemnitor and the term "Original Obligors" shall mean Original Borrowers and Original Indemnitors.

     B. Original Lender assigned, sold and transferred its interest in the Loan and all Loan Documents to Lender and Lender is the current holder of all of Original Lender's interest in the Loan and Loan Documents.

     C. Original Borrowers continue to be the owners of the Property (as defined below) as tenants-in-common.

     D. Pursuant to that certain Agreement of Sale and Purchase and Joint Escrow Instructions dated as of October 5, 2005 (as amended and as assigned to Assuming Borrower, the "Sales Agreement"), Original Borrowers agreed to sell, and Assuming Borrower agreed to purchase, that certain real property more particularly described on Exhibit A attached hereto, together with all other property encumbered by the Mortgage and the other Loan Documents (collectively, the "Property"). The Sales Agreement requires that the Assuming Borrower assume the Loan and the obligations of Original Borrowers under the Loan Documents, and conditions the closing of the sale of the Property upon the Lender's consent to the sale of the Property and the assumption of the Loan.

     E. Pursuant to Section 5.26.3 of the Loan Agreement, Original Borrowers have the right to sell the Property to a third party subject to the satisfaction of certain conditions specified therein. Original Borrowers and Assuming Borrower have requested that Lender consent to the sale, conveyance, assignment and transfer of the Property by Original Borrowers to Assuming Borrower, subject to the Mortgage and the other Loan Documents, and to the assumption by Assuming Borrower of the Loan and the obligations of Original Borrowers under the Loan Documents, to the extent set forth herein (the "Assumption").

     F. In connection with the Assumption, and as provided under Section 5.26.3, Lender has required, and Replacement Guarantor has agreed, to execute a guaranty of recourse obligations of even date herewith guaranteeing certain recourse obligations under the Loan Agreement being assumed the Assuming Borrower (the "Replacement Guaranty").

     G. Lender is willing to consent to the sale, conveyance, assignment and transfer of the Property by Original Borrowers to Assuming Borrower, subject to

(i) the Mortgage and the other Loan Documents, (ii) the Assumption on and subject to the terms and conditions set forth in this Agreement and in the Loan Documents and (iii) to the execution of the Replacement Guaranty by Replacement Indemnitor.

     H. Lender, Original Borrowers, Passco Indemnitors and New Obligors by their respective executions hereof, evidence their consent to the transfer of the Property to Assuming Borrower and the Assumption as hereinafter set forth.

                             Statement of Agreement
                             ----------------------

     In consideration of the mutual covenants and agreements set forth herein, the parties hereto hereby agree as follows:

     1. Representations, Warranties, and Covenants of Original Borrowers and Passco Original Indemnitors, Release of Lender.

          (a) Original Borrowers and Passco Indemnitors hereby represent to Lender, as of the date hereof, that (i) simultaneously with the execution and delivery hereof, Original Borrower has conveyed and transferred all of the Property to Assuming Borrower; (ii) simultaneously with the execution and delivery hereof, Original Borrower has assigned and transferred to Assuming Borrower all leases, tenancies, security deposits and prorated rents of the Property in effect as of the date hereof ("Leases") retaining no rights therein or thereto; (iii) Original Borrower has not received a mortgage from Assuming Borrower encumbering the Property to secure the payment of any sums due Original Borrower or obligations to be performed by Assuming Borrower; (iv) except as may otherwise be permitted pursuant to the Loan Documents, the Mortgage is a valid first lien on the Property for the full unpaid principal amount of the Loan and all other amounts as stated therein; (v) no Default or Event of Default (each as defined in the Loan Agreement) has occurred and is continuing; (vi) there are no defenses, set-offs or rights of defense, set-off or counterclaim whether legal, equitable or otherwise to the obligations evidenced by or set forth in the Loan Documents; (vii) all provisions of the Loan Documents are in full force and effect, and have not been modified, supplemented or amended in any manner except as modified herein; (viii) except as may otherwise be permitted pursuant to the Loan Documents, there are no subordinate liens of any kind covering or relating to the Property nor are there any mechanics' liens or liens for unpaid taxes or assessments encumbering the Property, nor has notice of a lien or notice of intent to file a lien been received; and (ix) the representations and warranties made by Original Borrowers and Passco Indemnitors in the Loan Documents or in any other documents or instruments delivered in connection with the Loan Documents as modified herein, including, without limitation, all representations and warranties with respect to environmental matters, are true, on and as of the date hereof, with the same force and effect as if made on and as of the date hereof.

          (b) Original Borrowers hereby assign to Assuming Borrower all of Original Borrowers' right, title and interest in, to and under the Loan Documents including without limitation all rights, benefits, burdens and obligations.

          (c) Original Borrowers and Passco Indemnitors hereby covenant and agree that: (i) from and after the date hereof, Lender may deal solely with New Obligors in all matters relating to the Loan, the Loan Documents, and the

Property; (ii) they shall not at any time hereafter take (x) a mortgage or other lien encumbering the Property or (y) a pledge of direct or indirect interests in Assuming Borrower from any party to secure any sums to be paid or obligations to be performed by Assuming Borrower so long as any portion of the Loan remains unpaid; and (iii) Lender has no further duty or obligation of any nature relating to this Loan or the Loan Documents to Original Obligors.

Original Borrowers and Passco Indemnitors understand and intend that Lender shall rely on the representations, warranties and covenants contained herein.

     2. Representations, Warranties, and Covenants of New Obligors.

          (a) New Obligors hereby represent and warrant to Lender, as of the date hereof, that: (i) simultaneously with the execution and delivery hereof, Assuming Borrower has purchased from Original Borrower all of the Property, and has accepted Original Borrower's assignment of the Leases; (ii) Assuming Borrower has assumed the performance of Original Borrower's obligations under the Leases from and after the date hereof; (iii) Assuming Borrower has not granted to Original Borrower (x) a mortgage or other lien upon the Property or
(y) a pledge of direct or indirect interests in the Assuming Borrower to secure any debt or obligations owed to Original Borrower; (iv) to the knowledge of New Obligors, no Default or Event of Default has occurred or is continuing; (v) to the knowledge of New Obligors, all provisions of the Loan Documents are in full force and effect; (vi) to the knowledge of New Obligors, the representations and warranties made in the Loan Documents or in any other documents or instruments delivered in connection with the Loan Documents, as modified herein, are true, on and as of the date hereof; and (vii) New Obligors have reviewed all of the Loan Documents and consent to the terms thereof.

          (b) Assuming Borrower shall not hereafter, without Lender's prior consent in accordance with the terms of the Loan Documents, further encumber the Property or sell or transfer the Property or any interest therein, except as may be specifically permitted in the Loan Documents. New Obligors have no knowledge that any of the representations and warranties made by the Original Borrowers and/or Passco Indemnitors herein are untrue, incomplete, or incorrect.

          (c) Replacement Indemnitor hereby represents and warrants to the Lender that Replacement Indemnitor is an affiliate of the Assuming Borrower and Replacement Indemnitor will derive substantial economic benefit from the Lender's consent to the Assumption. The Replacement Indemnitor hereby acknowledges and agrees that the Replacement Indemnitor has executed this Agreement and agreed to be bound by the covenants and agreements set forth herein in order to induce the Lender to consent to the transaction described herein. Accordingly, the Replacement Indemnitor acknowledges that the Lender would not consent to the transaction described herein without the execution and delivery by the Replacement Indemnitor of this Agreement.

New Obligors understand and intend that Lender shall rely on the representations, warranties and covenants contained herein.

     3. Assumption of Obligations of Borrower. Assuming Borrower hereby assumes the Debt (as defined in the Loan Agreement) and Assuming Borrower hereby assumes all the other obligations of Original Borrower of every type and nature set forth in the Loan Documents arising from and after the date hereof in accordance with their respective terms and conditions, as the same may be modified by this Agreement. Assuming Borrower further agrees to abide by and be bound by all of the terms of the Loan Documents applicable to the "Borrower", "Assignor" or "Trustor" (as applicable), in accordance with their respective terms and conditions, as modified herein, including but not limited to, the representations, warranties, covenants, assurances and indemnifications therein, all as though each of the Loan Documents had been made, executed, and delivered by Assuming Borrower. Assuming Borrower agrees to pay when and as due all sums due under the Note and agrees to pay, perform, and discharge each and every other obligation of payment and performance of the "Borrower", "Assignor" or "Trustor" (as applicable) pursuant to and as set forth in the Loan Documents at the time, in the manner and otherwise in all respects as therein provided. Assuming Borrower hereby acknowledges, agrees and warrants that (i) there are no rights of set-off or counterclaim, nor any defenses of any kind, whether legal, equitable or otherwise, which would enable Assuming Borrower to avoid or delay timely performance of its obligations under the Loan Documents, as applicable; and (ii) there are no monetary encumbrances or liens of any kind or nature against the Property except those created by the Loan Documents, and all rights, priorities, titles, liens and equities securing the payment of the Note are expressly recognized as valid and are in all things renewed, continued and preserved in force to secure payment of the Note, except as amended herein.

     4. Consent to Conveyance and Assumption; Release of Original Obligors. Subject to the terms and conditions set forth in this Agreement, Lender consents to: (a) the sale, conveyance, assignment and transfer of the Property by Original Borrower to Assuming Borrower, subject to the Mortgage and the other Loan Documents and (b) the assumption by Assuming Borrower of the Loan and the obligations of Original Borrower under the Loan Documents. Original Obligors are hereby released from any liability to Lender under any and all of the Loan Documents first arising or accruing subsequent to the Assumption. Lender's consent to such transfer and Assumption shall, however, not constitute its consent to any subsequent transfers of the Property. Original Borrowers and Passco Indemnitors hereby acknowledge and agree that the foregoing release shall not be construed to release Original Obligors from any personal liability under the Loan Agreement, the Original Guaranty Agreements, or any of the other Loan Documents for any act or event occurring or obligation arising prior to or simultaneously with the closing of the transaction described herein.

     5. Release and Covenant Not to Sue. Original Borrowers, Passco Indemnitors and New Obligors, on behalf of themselves and their heirs, successors and assigns, hereby release and forever discharge Lender, any trustee of the Loan, any servicer of the Loan, each of their respective predecessors in interest and successors and assigns, together with the officers, directors, partners, employees, investors, certificate holders and agents of each of the foregoing (collectively, the "Lender Parties"), from all debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, claims, damages, judgments, executions, actions, inactions, liabilities demands or causes of action of any nature, at law or in equity, known or unknown, which Original Borrowers, Passco Indemnitors and New Obligors now have by reason of any cause, matter, or thing through and including the date hereof, including, without limitation, matters arising out of or relating to:
(a) the Loan, including, without limitation, its funding, administration and servicing; (b) the Loan Documents; (c) the Property; (d) any reserve and/or escrow balances held by Lender or any servicers of the Loan; or (e) the sale, conveyance, assignment and transfer of the Property. Original Borrowers, Passco Indemnitors and New Obligors, on behalf of themselves and their heirs, successors and assigns, covenant and agree never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against any of the Lender Parties by reason of or in connection with any of the foregoing matters, claims or causes of action.

     6. Acknowledgment of Indebtedness. This Agreement recognizes the reduction of the principal amount of the Note and the payment of interest thereon to the extent of payments made by Original Borrower prior to the date of execution of this Agreement. The parties acknowledge and agree that, as of the date of this Agreement, the principal balance of the Note is $88,791,036.94 and interest on the Note is paid to November 30, 2005. Assuming Borrower acknowledges and agrees that the Loan, as evidenced and secured by the Loan Documents, is a valid and existing indebtedness payable by Assuming Borrower to Lender. The parties acknowledge that Lender is holding the following escrow and/or reserve balances:

              Tax Escrow:               $ 802,416.14
              Insurance Escrow:         $ 191,781.84
              Capital Expense Reserve:  $ 182,102.52
              Rollover Reserve:         $  31,397.17
              Ground Rent Reserve:      $  44,044.21

The parties acknowledge and agree that Lender shall continue to hold the escrow and reserve balances for the benefit of Assuming Borrower in accordance with the terms of the Loan Documents. Original Borrowers and Passco Indemnitors covenant and agree that the Lender Parties have no further duty or obligation of any nature to Original Obligors relating to such escrow and/or reserve balances. Original Borrowers and Passco Indemnitors hereby release and forever discharge the Lender Parties from any obligations to Original Obligors relating to such escrow and/or reserve balances. New Obligors acknowledge and agree that the funds listed above constitute all of the reserve and escrow funds currently held by Lender with respect to the Loan and authorize such funds to be transferred to an account controlled by Lender for the benefit of Lender and Assuming Borrower.

     The parties further acknowledge and agree that Lender shall direct the Deposit Bank (as defined in the Deposit Agreement) to continue to hold and manage the accounts established pursuant to the Deposit Agreement for the benefit of Assuming Borrower in accordance with the terms thereof. Original Borrowers and Passco Indemnitors covenant and agree that the Deposit Bank and Lender Parties have no further duty or obligation of any nature to Original Obligors relating to such accounts. Original Borrowers and Passco Indemnitors hereby release and forever discharge the Deposit Bank and Lender Parties from any obligations to Original Obligors relating to such accounts.

     7. Modifications of the Loan Documents. The Loan Documents are hereby modified as follows:

          (a) The definition of "Approved Control Party" in the Loan Agreement is hereby deleted and replaced with the following: "Approved Control Party":
Glimcher Properties Limited Partnership".

          (b) The definition of "Approved TIC Borrower Control Party" in the Loan Agreement is hereby deleted together with all references to such defined term in the Loan Documents.

          (c) The definition of "Borrowers" in the Loan Agreement is hereby deleted and the definition of "Borrower" in the Loan Agreement is hereby modified to refer to Assuming Borrower.

          (d) The definition of "Borrower's Designee" in the Loan Agreement is hereby deleted together with all references to such defined term in the Loan Documents.

          (e) Section (iii) of the definition of "Cash Trap Period" in the Loan Agreement is hereby deleted.

          (f) The definition of "Guarantor" in the Loan Agreement is hereby deleted and replaced with the following: "Guarantor": Glimcher Properties Limited Partnership".

          (g) The definition of "Key Principal" in the Loan Agreement is hereby deleted together with all subsequent references to such defined term in the Loan Documents.

          (h) The reference to the defined term "Clearing Account Agreements" in Section (v) of the definition of "Loan Documents" in the Loan Agreement is hereby modified to refer to that certain Deposit Account Control Agreement of even date herewith by among Assuming Borrower, Lender and the Manager and Clearing Bank named below. Section (vii) of the definition of Loan Documents in the Loan Agreement is hereby modified to refer to that Guaranty of Recourse Obligations of even date with this Agreement executed by Replacement Indemnitor. The last sentence of the definition of "Loan Documents" in the Loan Agreement is hereby deleted.

          (i) The definition of "Management Agreement" in the Loan Agreement is hereby modified to refer to that certain Property Management Agreement of even date herewith by and between Assuming Borrower and the Manager named below.

          (j) The definition of "Manager" in the Loan Agreement is hereby deleted and replaced with the following: "Manager: Glimcher Properties Limited Partnership or any successor, assignee or replacement manager appointed by Borrower in accordance with Section 5.12."

          (k) The dollar amount referenced in the definition of "Material Alteration" in the Loan Agreement is herby changed from "$250,000" to "$1,000,000.00".

          (l) The definition of "PASSCO" in the Loan Agreement is hereby deleted together with all references to such defined term in the Loan Documents.

          (m) The definition of "Permitted TIC Transfer" in the Loan Agreement is hereby deleted together with all references to such defined term in the Loan Documents.

          (n) The definition of "Permitted Transfers" in the Loan Agreement is hereby deleted and replaced with the following: "Permitted Transfers: (i) a Lease entered into in accordance with the Loan Documents; (ii) a Permitted Encumbrance; (iii) a Transfer and Assumption pursuant to Section 5.26.3; (iv) provided that no Event of Default shall then exist, a Transfer of a direct or indirect interest in Borrower to any Person, provided that (A) such Transfer shall not (x) cause the transferee (other than Approved Control Party or Puente Hills Mall REIT, LLC), together with its Affiliates, to acquire Control of Borrower or to increase its direct or indirect interest in any Borrower to an amount which exceeds 49%; (B) Borrower shall give Lender notice of such Transfer together with copies of all instruments effecting such Transfer not less than 10 days prior to the date of such Transfer, and (C) the legal and financial structure of Borrower and its members and the single purpose nature and bankruptcy remoteness of Borrower and its members after such Transfer, shall satisfy Lender's then current applicable underwriting criteria and requirements. Notwithstanding the foregoing, or any other provisions of the Loan Agreement, as amended, Borrower acknowledges and agrees that the Class B Member's exercise of its rights under Section 4.2(d) of the Limited Liability Company Agreement of OG Retail Holding Co., LLC shall constitute a Transfer hereunder and be subject to prior Lender consent.

          (o) The definition of "Tenant in Common Agreement" in the Loan Agreement is hereby deleted together with all references to such defined term in the Loan Documents.

          (p) The definition of "Title Insurance Policy" in the Loan Agreement is hereby modified to refer to the Title Insurance Policy as endorsed in connection with the Assumption.

          (q) The definition of "Clearing Bank" in Section 3.1 of the Loan Agreement is hereby modified to refer to Wachovia Bank, National Association or another Eligible Institution selected by Borrower and approved by Lender pursuant to Section 3.1.

          (r) Notwithstanding the provisions of Section 3.6 of the Loan Agreement, Lender agrees that Assuming Borrower will not be required to fund the Operating Expense Subaccount other than during a Cash Trap Period.

          (s) Section 4.18 of the Loan Agreement is hereby deleted and replaced with the following: "4.18 Ownership of Borrower. The organizational chart attached hereto as Schedule 3 is complete and accurate and illustrates all Persons who have a direct or indirect ownership interest in Borrower". Schedule 3 to the Loan Agreement is hereby deleted and replaced with the organizational chart for the Assuming Borrower attached to this Agreement as Schedule 1.

          (t) Section 4.25 is hereby deleted.

          (u) The reference to the environmental assessment report in Section
4.21 is modified to refer to that Phase I Environmental Site Assessment of Puente Hills Mall prepared by EMG, dated October 26, 2005.

          (v) The following is added at the end of the first sentence of Section
4.24 of the Loan Agreement: ", except for that certain Addendum No. 1 to Ground Lease dated December 22, 1972, and a letter agreement dated November 8, 2004."

          (w) Lender acknowledges that Assuming Borrower has notified Lender that Assuming Borrower intends to do material internal alterations at the Property (the "Proposed Alterations") with an estimated cost in excess of the dollar limit stated in the definition of "Material Alterations" in the Loan Agreement, as modified hereby. Provided that the Assuming Borrower submits detailed plans for the Proposed Alterations to Lender and further provided that Assuming Borrower otherwise complies with 5.4.2 of the Loan Agreement and any other applicable provisions of the Loan Documents, Lender agrees that it will not withhold its consent to the Proposed Alterations.

          (x) Notwithstanding the provisions of the Section 5.10.3 of the Loan Agreement, Lender agrees that Lender consent shall not be required for any leases for under 5,000 square feet or for license agreements.

          (y) Section 5.12.1(f) is hereby deleted.

          (z) The reference to the non-consolidation opinion in Section 5.14 of the Loan Agreement is hereby modified to refer to that certain non-consolidation opinion of even date herewith delivered by counsel for the Assuming Borrower.

          (aa) Section 5.26.2 of the Loan Agreement is hereby deleted, together with all references in the Loan Documents to the defined terms "Additional TIC Borrowers", "Additional TIC Transfers" "Initial TIC Borrowers", "Initial TIC Transfers", "TIC Borrowers", "TIC Owner", "Permitted TIC Transfer Period", "Substitute TIC Borrower" and "TIC Transfer and Assumption".

          (bb) Section 5.32 of the Loan Agreement is hereby deleted.

          (cc) Section 5.33 of the Loan Agreement is hereby deleted.

          (dd) The notice address of the "Borrower" set forth in section 6.1 of the Loan Agreement, together with all other references to the address of the "Borrower" in the Loan Documents) is deleted and replaced with the following:

          "if to Borrower: Puente Hills Mall, LLC, 150 East Gay Street, Columbus, OH 43215, Attn: General Counsel, with a copy to: Squire, Sanders & Dempsey L.L.P., 801 South Figueroa, 14th Floor Los Angeles, California 90017-5554, Attn. Randolph H. Gustafson".

          (ee) The notice address of the "Lender" set forth in section 6.1 of the Loan Agreement, together with all other references to the address of the "Lender" in the Loan Documents) is deleted and replaced with the following:

          "if to Lender: LaSalle Bank National Association, as Trustee for the Registered Holders of Greenwich Capital Funding Corp. Commercial Mortgage Trust 2003-C1, Commercial Mortgage Pass-Through Certificates,

          Series 2003-C1, c/o Wachovia Securities, Commercial Real Estate Services, 8739 Research Drive-URP4, Charlotte, NC 28288-1075 (28262-1075 for overnight deliveries), Attn: Portfolio Manager, with a copy to: Alston & Bird LLP, 101 S. Tryon Street, Suite 4000, Charlotte, NC 28280-4000, Attn: James A. L. Daniel, Jr., Esq."

          (ff) The first sentence of Section 6.3.5 of the Loan Agreement is hereby deleted and replaced with the following: "Borrower shall prepare and submit (or shall cause Manager to prepare and submit) to Lender by December 15th of each year during the Term a proposed pro forma budget for the Property for the succeeding calendar year (the "Annual Budget", and, promptly after preparation thereof, any revisions to such Annual Budget." The defined term "Approved Annual Budget" is hereby deleted and any references to the "Approved Annual Budget" shall be deemed references to the "Annual Budget" as submitted to Lender. The defined terms "Approved Operating Budget" and "Approved Capital Budget" are hereby modified to refer to the operating budget and the capital budget as submitted to Lender in the Annual Budget.

          (gg) The defined term "Borrowers Recourse Obligations" is hereby changed to refer to the recourse obligations being assumed by Assuming Borrower under this Agreement.

          (hh) The parenthetical in Section 10.1(j) of the Loan Agreement is hereby deleted and the following parenthetical is hereby added: "(provided that if Oxford is appointed as successor manager following such termination or removal as provided in Section 5.12.2, as modified, such termination or removal shall not constitute an Event of Default or trigger recourse liability)"

          (ii) Section 10.1(k) of the Loan Agreement is hereby deleted.

          (jj) In Section 10.6(b) of the Loan Agreement, "Sidney Mandel at 1350 Avenue of the Americas, Suite 3100, New York, New York" is replaced by Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, DE 19808.

     8. Interest Accrual Rate and Monthly Installment Payment Amount to Remain the Same. The interest rate and the monthly payments set forth in the Note shall remain unchanged. Prior to the occurrence of an Event of Default hereunder or under the Note, interest shall accrue on the principal balance outstanding from time to time at the Interest Rate (as defined in the Note) and principal and interest (which does not include such amounts as may be required to fund escrow obligations under the terms of the Loan Documents) shall continue to be paid in accordance with the provisions of the Note.

     9. Conditions. This Agreement shall be of no force and effect until each of the following conditions has been met to the complete satisfaction of Lender:

          (a) Fees and Expenses. Original Borrower and/or Assuming Borrower shall pay, or cause to be paid at closing: (i) all costs and expenses incident to the preparation, execution and recordation hereof and the consummation of the transaction contemplated hereby, including, but not limited to, recording fees, filing fees, surveyor fees, broker fees, transfer or mortgage taxes, rating agency confirmation fees, application fees, all third party fees, search fees, transfer fees, inspection fees, title insurance policy or endorsement premiums or other charges of the title company and escrow agent, and the fees and expenses of legal counsel to any Lender Party and any applicable rating agency and (ii) an assumption fee to Lender in the amount of $887,910.37 being one percent (1%) of the outstanding principal balance of the Note as of the date of the transfer and assumption contemplated by this Agreement and the other fees and expenses outlined in the beneficiary statement distributed to the parties by Lender.

          (b) Other Conditions. Satisfaction of all requirements under the Loan Documents and the closing checklist for this transaction as determined by Lender and Lender's counsel in their sole discretion.

     10. Default.

          (a) Breach. Any breach of New Obligors, Original Borrowers or Passco Indemnitors of any of the representations, warranties and covenants contained herein shall constitute a default under the Mortgage and each other Loan Document.

          (b) Failure to Comply. Any failure of New Obligors, Original Borrowers or Passco Indemnitors to fulfill any one of the conditions set forth in this Agreement shall constitute a default under this Agreement and the Loan Documents.

     11. No Further Consents. New Obligors, Original Borrowers and Passco Indemnitors acknowledge and agree that Lender's consent herein contained is expressly limited to the sale, conveyance, assignment and transfer herein described, that such consent shall not waive or render unnecessary Lender's consent or approval of any subsequent sale, conveyance, assignment or transfer of the Property, and that Section 5.26 of the Loan Agreement, as modified hereby, shall continue in full force and effect.

     12. Additional Representations, Warranties and Covenants of New Obligors. As a condition of this Agreement, New Obligors represent and warrant to Lender as follows:

          (a) Assuming Borrower is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business and in good standing in the State of California. Assuming Borrower has full power and authority to enter into and carry out the terms of this Agreement and to assume and carry out the terms of the Loan Documents.

          (b) Puente Hills Mall REIT, LLC is a limited liability company duly organized and validly existing in good standing under the laws of the State of Delaware and is authorized to transact business as a foreign corporation in each jurisdiction in which such authorization is necessary for the operation of the business or properties of Assuming Borrower. Puente Hills Mall REIT, LLC is, and shall remain, the sole member of Assuming Borrower and has full power and authority to enter into this Agreement as sole member on behalf of Assuming Borrower, and to execute this Agreement.

          (c) Replacement Indemnitor is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware.

Replacement Indemnitor has full power and authority to enter into and carry out the terms of this Agreement and to assume and carry out the terms of the Loan Documents to which it is a party.

          (d) This Agreement and the Loan Documents constitute legal, valid and binding obligations of New Obligors enforceable in accordance with their respective terms. Neither the entry into nor the assumption and performance of and compliance with this Agreement or any of the Loan Documents has resulted or will result in any violation of, or a conflict with or a default under, any judgment, decree, order, mortgage, indenture, contract, agreement or lease by which New Obligors or any property of New Obligors are bound or any statute, rule or regulation applicable to New Obligors.

          (e) There is no action, proceeding or investigation pending or threatened which questions, directly or indirectly, the validity or enforceability of this Agreement or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto, or which might result in any material adverse change in the condition (financial or otherwise) or business of New Obligors.

          (f) There has been no legislative action, regulatory change, revocation of license or right to do business, fire, explosion, flood, drought, windstorm, earthquake, accident, other casualty or act of God, labor trouble, riot, civil commotion, condemnation or other action or event which has had any material adverse effect, on the business or condition (financial or otherwise) of New Obligors or any of their properties or assets, whether insured against or not, since New Obligors submitted to Lender their request to assume the Loan.

          (g) The financial statements and other data and information supplied by New Obligors in connection with Assuming Borrower's request to assume the Loan or otherwise supplied in contemplation of the assumption of the Loan by Assuming Borrower were in all material respects true and correct on the dates they were supplied, and since their dates no material adverse change in the financial condition of New Obligors has occurred, and there is not any pending or threatened litigation or proceedings which might impair to a material extent the business or financial condition of New Obligors.

          (h) Without limiting the generality of the assumption of the Loan Documents by Assuming Borrower, Assuming Borrower hereby specifically remakes and reaffirms the representations, warranties and covenants of the "Borrower" set forth in the Loan Documents.

          (i) No representation or warranty of New Obligors made in this Agreement contains any untrue statement of material fact or omits to state a material fact necessary in order to make such representations and warranties not misleading in light of the circumstances under which they are made.

          (j) Assuming Borrower hereby represents and warrants to Lender that Assuming Borrower will not permit the transfer of any interest in Assuming Borrower to any person or entity (or any beneficial owner of such entity) who is listed on the specifically Designated Nationals and Blocked Persons List maintained by the Office of Foreign Asset Control, Department of the Treasury pursuant to Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25, 2001) and/or any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of Office of Foreign Asset Control, Department of the Treasury or pursuant to any other applicable Executive Orders

(such lists are collectively referred to as the "OFAC Lists"). Assuming Borrower will not knowingly enter into a lease with any party who is listed on the OFAC Lists. Assuming Borrower shall immediately notify Lender if Assuming Borrower has knowledge that any member or beneficial owner of Assuming Borrower is listed on the OFAC Lists or (A) is indicted on or (B) arraigned and held over on charges involving money laundering or predicate crimes to money laundering. Assuming Borrower shall immediately notify Lender if Assuming Borrower knows that any tenant is listed on the OFAC Lists or (A) is convicted on, (B) pleads nolo contendere to, (C) is indicted on or (D) is arraigned and held over on charges involving money laundering or predicate crimes to money laundering. Assuming Borrower further represents and warrants to Lender that Assuming Borrower is currently not on the OFAC List. None of the Assuming Borrower, any subsidiary of the Assuming Borrower or any affiliate of the Assuming Borrower or Replacement Indemnitor is (i) named on the list of Specially Designated Nationals or Blocked Persons maintained by the U.S. Department of the Treasury's Office of Foreign Assets Control available at http://www.treas.gov/offices/eotffc/ofac/sdn/index.html, or (ii) (A) an agency of the government of a country, (B) an organization controlled by a country, or
(C) a person residing in a country that is subject to a sanctions program identified on the list maintained by the U.S. Department of the Treasury's Office of Foreign Assets Control and available at http://www.treas.gov/offices/eotffc/ofac/sanctions/index.html, or as otherwise published from time to time, as such program may be applicable to such agency, organization or person.

     13. Additional Representations, Warranties and Covenants of Original Borrowers and Passco Indemnitors. As a condition of this Agreement, Original Borrowers and Passco Indemnitors represent and warrant to Lender as follows:

          (a) Each Original Borrower is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business and in good standing in the State of California. Each Original Borrower has full power and authority to enter into and carry out the terms of this Agreement and to convey the Property and assign the Loan Documents.

          (b) William O. Passo is a resident of the State of Nevada and is legally competent to execute this Agreement.

          (c) Passco Real Estate Enterprises, Inc. is a corporation duly organized, validly existing and in good standing under the laws of the State of California. Passco Real Estate Enterprises, Inc. has full power and authority to enter into and carry out the terms of this Agreement.

          (d) This Agreement, the Sales Agreement and all other documents executed by Original Borrowers and Passco Indemnitors in connection therewith, constitute legal, valid and binding obligations of Original Borrowers and Passco Indemnitors enforceable in accordance with their respective terms. Neither the entry into nor the performance of and compliance with this Agreement, the Sales Agreement and all other documents executed by Original Borrowers and Passco Indemnitors in connection therewith has resulted or will result in any violation of, or a conflict with or a default under, any judgment, decree, order, mortgage, indenture, contract, agreement or lease by which Original Borrowers or Passco Indemnitors or any property of Original Borrowers and Passco Indemnitors are bound or any statute, rule or regulation applicable to Original Borrowers or Passco Indemnitors.

          (e) Original Borrowers and Passco Indemnitors have not received any written notices from any governmental entity claiming that either the Property, Original Borrowers or Passco Indemnitors' use of the Property is not presently in compliance with any laws, ordinances, rules, and regulations bearing upon the use and operation of the Property, including, without limitation, any notice relating to zoning laws or building code regulations.

          (f) The certified rent roll provided to Lender of even date herewith, is a true, complete and accurate summary of all tenant leases ("Tenant Leases" or individually, a "Tenant Lease") affecting the Property as of the date of this Agreement. No rent has been prepaid under any Tenant Lease except rent for the current month. Each Tenant Lease has been duly executed and delivered by, and, to the knowledge of Original Borrowers and Passco Indemnitors, is a binding obligation of, the respective tenant, and each Tenant Lease is in full force and effect. Each Tenant Lease represents the entire agreement between the Original Borrower and the respective tenant and no Tenant Lease has been terminated, renewed, amended, modified or otherwise changed without the prior written consent of Lender to the extent required by the Loan Documents. The tenant under each Tenant Lease has taken possession of and is in occupancy of the premises therein described and is open for business. Rent payments have commenced under each Tenant Lease, and all tenant improvements in such premises and other conditions to occupancy and/or rent commencement have been completed by Original Borrower or its predecessor in interest. All obligations of the landlord under the Tenant Leases have been performed, and no event has occurred and no condition exists that, with the giving of notice or lapse of time or both, would constitute a default by Original Borrower under any Tenant Lease. There are no offsets or defenses that any tenant has against the full enforcement of any Tenant Lease by the Original Borrower. Each Tenant Lease is fully and freely assignable by the Original Borrower without notice to or the consent of the tenant thereunder.

          (g) Original Borrower is the current owner of the Property. There are no pending or threatened suits, judgments, arbitration proceeding, administrative claims, executions or other legal or equitable actions or proceedings against Original Borrowers, Passco Indemnitors or the Property, any pending or threatened condemnation or annexation proceedings affecting the Property, any agreements to convey any portion of the Property, or any rights thereto, that are not disclosed in this Agreement, including, without limitation, any pending or threatened administrative claim by any governmental agency.

          (h) No representation or warranty of Original Borrowers or Passco Indemnitors made in this Agreement contains any untrue statement of material fact or omits to state a material fact necessary in order to make such representations and warranties not misleading in light of the circumstances under which they are made.

     14. Incorporation of Recitals. Each of the Recitals set forth above in this Agreement are incorporated herein and made a part hereof.

     15. Property Remains as Security for Lender. All of the Property shall remain in all respects subject to the lien, charge or encumbrance of the Mortgage. Except as expressly set forth in this Agreement, nothing contained herein shall affect or be construed to release or affect the liability of any party or parties who may now or hereafter be liable under or on account of the Note or the Mortgage, nor shall anything contained herein affect or be construed to affect any other security for the Note held by Lender.

     16. No Waiver by Lender. Nothing contained herein shall be deemed a waiver of any of Lender's rights or remedies under any of the Loan Documents, or under applicable law.

     17. References. From and after the date hereof: (a) references in any of the Loan Documents to any of the other Loan Documents will be deemed to be references to such other Loan Documents as modified by this Agreement; (b) all references to the "Borrowers" or "Trustors" in the plural shall hereinafter be deemed to refer to a single "Borrower" and "Trustor" and all references to "each Borrower" or "each Trustor" in the Loan Documents shall hereafter be deemed references to "Borrower" and "Trustor"; (c) references in the Loan Documents to "Borrower(s)" or "Trustor(s)" shall hereafter be deemed to refer to Assuming Borrower; (d) references in the Loan Documents to the "Guarantor", "Indemnitor" or "Principal" shall hereafter be deemed to refer to Replacement Indemnitor; and
(d) all references to the term "Loan Documents" or "Security Documents" in the Loan documents shall refer to the Loan Documents as defined herein, this Agreement, and all documents executed in connection with this Agreement.

     18. Relationship with Loan Documents. To the extent that this Agreement is inconsistent with the Loan Documents, this Agreement will control and the Loan Documents will be deemed amended by this Agreement. Except as explicitly amended hereby, the Loan Documents shall remain unchanged and in full force and effect.

     19. Titles and Captions. Titles and captions of sections and subsections of this Agreement have been inserted for convenience only, and neither limit nor amplify the provisions of this Agreement.

     20. Partial Invalidity. Any provision of this Agreement or the Loan Documents held to be illegal, invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective only to the extent of such illegality, invalidity or unenforceability, without invalidating the remainder of such provision or the remaining provision hereof or thereof or affecting the legality, validity or enforceability of such provision in any other jurisdiction.

     21. Entire Agreement. This Agreement and the documents contemplated to be executed herewith constitute the entire agreement among the parties hereto with respect to the assumption of the Loan. The Agreement supersedes all prior negotiations regarding the transfer of the Property and the Assumption. This Agreement and the Loan Documents may only be amended, revised, waived, discharged, released or terminated by a written instrument executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted. Any alleged amendment, revision, waiver, discharge, release or termination of this Agreement which is not in writing and signed by the parties shall not be effective as to any party.

     22. Binding Effect. This Agreement and the documents contemplated to be executed in connection herewith shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the foregoing provision shall not be a consent by Lender to any further sale, conveyance, assignment or transfer of the Property by Assuming Borrower.

     23. Multiple Counterparts. This Agreement may be executed in multiple counterparts, each of which when so executed shall be deemed an original and shall be binding upon all parties and all of which, taken together, shall constitute one and the same Agreement.

     24. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State where the Property is located.

     25. Effective Date. This Agreement shall be effective as of the date of its execution by the parties hereto and upon such date this Agreement shall be incorporated into the terms of the Loan Documents.

     26. Time of Essence. Time is of the essence with respect to all provisions of this Agreement.

     27. Cumulative Remedies. All remedies contained in this Agreement are cumulative and Lender shall also have all other remedies provided at law and in equity contained in the Mortgage and other Loan Documents. Such remedies may be pursued separately, successively or concurrently at the sole discretion of Lender and may be exercised in any order and as often as occasion therefor shall arise.

     28. Construction. Each party hereto acknowledges that it has participated in the negotiation of this Agreement and that no provision shall be construed against or interpreted to the disadvantage of any party. New Obligors and Original Borrowers and Passco Indemnitors have had sufficient time to review this Agreement, have been represented by legal counsel at all times, have entered into this Agreement voluntarily and without fraud, duress, undue influence or coercion of any kind. Lender has not made a representation or warranty to any party except as set forth in this Agreement.

     29. WAIVER OF JURY TRIAL. ORIGINAL BORROWERS AND PASSCO INDEMNITORS, NEW OBLIGORS AND LENDER, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVE, RELINQUISH AND FOREVER FORGO THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THE LOAN DOCUMENTS OR THIS AGREEMENT.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

ORIGINAL BORROWER:

PASSCO COLIMA, LLC, a Delaware limited liability company

By: Passco Real Estate Enterprises, Inc.,
    a California corporation, its sole member

    By: /s/ William H. Winn
        -------------------------------------------
        William H. Winn, President

PASSCO PHM, LLC, a Delaware limited liability company

By: Passco Puente Hills, LLC, a Delaware limited
    liability company, its sole member

    By: Passco Real Estate Enterprises, Inc.,
        a California corporation, its Manager

        By: /s/ William H. Winn
            ---------------------------------------
            William H. Winn, President

ORIGINAL INDEMNITOR:

PASSCO REAL ESTATE ENTERPRISES INC., a California corporation

By: /s/ William H. Winn
    -----------------------------------------------
    William H. Winn, President

WILLIAM O. PASSO

/s/ William O. Passo
-----------------------------------------------

ASSUMING BORROWER:

PUENTE HILLS MALL, LLC
a Delaware limited liability company

    By: PUENTE HILLS MALL REIT, LLC
        a Delaware limited liability company, its sole member

        By: OG RETAIL HOLDING CO., LLC
            a Delaware limited liability company, its managing
            member

            By: GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a
                Delaware limited partnership,
                Its Administering Member

                By: GLIMCHER PROPERTIES CORPORATION, Delaware
                    corporation, Its Sole General Partner

                    By: /s/George A. Schmidt
                        ------------------------
                        George A. Schmidt
                        Executive Vice President

ASSUMING INDEMNITOR:

GLIMCHER PROPERTIES LIMITED
PARTNERSHIP, a Delaware limited partnership

    By: Glimcher Properties Corporation, a Delaware
        corporation, its sole partner

        By: /s/George A. Schmidt
            ------------------------
            George A. Schmidt
            Executive Vice President

LENDER:


LASALLE BANK NATIONAL ASSOCIATION, as Trustee for the
Registered Holders of Greenwich Capital Commercial Funding
Corp., Commercial Mortgage Trust 2003-C1, Commercial
Mortgage Pass-Through Certificates, Series 2003-C1

By: Wachovia Bank, National Association, solely in its
    capacity as Master Servicer, as authorized pursuant
    to that Pooling and Servings Agreement dated June
    30, 2003

    By: /s/ Maureen C. Hickey-Bates
        -------------------------------
    Name: Maureen C. Hickey-Bates
    Title: Vice President

[Notary]
PHM-1, LLC, a Delaware limited liability company

By: /s/ Paul Vincent
    ----------------------------------------------
    Paul Vincent, married man as sole and separate
    property, its Sole Member

PHM-2, LLC, a Delaware limited liability company

By: /s/ Louis R. Favero
    ----------------------------------------------
    Louis R. Favero, Trustee of The Favero
    Family Trust dated November 21, 1989,
    its sole member

By: /s/ Jane R. Favero
    ----------------------------------------------
    Jane R. Favero, Trustee of The Favero Family Trust
    dated November 21, 1989, its sole member


PHM-3, LLC, a Delaware limited liability company

By: /s/ Robert T. Mann
    ----------------------------------------------
    Robert T. Mann, its Sole Member


PHM-4, LLC, a Delaware limited liability company

By: /s/ Emi Matsuoka
    ----------------------------------------------
    Emi Matsuoka, Trustee of the Survivor's Trust
    created under the Matsuoka Family Trust dated
    February 16, 1984, its sole member


PHM-5, LLC, a Delaware limited liability company

By: /s/ Bradford H. Bodley
    ----------------------------------------------
    Bradford H. Bodley, a single man, its sole member


PHM-6, LLC, a Delaware limited liability company

By: /s/ Lawana M. Addiego
    ----------------------------------------------
    Lawana M. Addiego, Trustee of the Lawana M. Addiego
    Living Trust dated January 22, 1990, its sole member


PHM-7, LLC, a Delaware limited liability company

By: /s/ Richard D. Miller
    ----------------------------------------------
    Richard D. Miller, as community property,
    its sole member

By: /s/ Jane F. Miller
    ----------------------------------------------
    Jane F. Miller, as community property,
    its sole member

PHM-8, LLC, a Delaware limited liability company

By: /s/ James F. Watling
    ----------------------------------------------
    James F. Watling, a married man as his sole and
    separate property, its sole member


PHM-9, LLC, a Delaware limited liability company

By: /s/ Steven M. Hunt
    ----------------------------------------------
    Steven M., Hunt, Trustee of the Hunt Trust
    dated March 18, 1993, its sole member

By: /s/ Marilyn B. Hunt
    ----------------------------------------------
    Marilyn B. Hunt, Trustee of the Hunt Trust
    Dated March 18, 1993, its sole member


PHM-10, LLC, a Delaware limited liability company

By: /s/ Joral Schmalle
    ----------------------------------------------
    Joral Schmalle, its sole member


PHM-11, LLC, a Delaware limited liability company

By: /s/ David G. Thompson
    ----------------------------------------------
    David G. Thompson, joint tenant with
    right of survivorship, its sole member

By: /s/ Katherine Thompson
    ----------------------------------------------
    Katherine Thompson, joint tenant with
    right of survivorship, its sole member


PHM-12, LLC, a Delaware limited liability company

By: /s/ Chau Tran
    ----------------------------------------------
    Chau Tran, as Husband and Wife,
    its sole member

By: /s/ Anh-Dao Bui
    ----------------------------------------------
    Anh-Dao Bui, as Husband and Wife,
    its sole member


PHM-13, LLC, a Delaware limited liability company

By: DCK, LLC, a Virginia limited liability company, its
    sole member

    By: /s/ Leonard W. Kraisel
        ------------------------------------------
        Leonard W. Kraisel, Managing Member

PHM-14, LLC, a Delaware limited liability company

By: GSR Corporation, a California corporation, its sole
    member

By: /s/ Stuart W. Ross
    ----------------------------------------------
    Stuart W. Ross, President


PHM-15, LLC, a Delaware limited liability company

By: /s/Barry L. Ross
    ----------------------------------------------
    Barry L. Ross, a single man, its sole member


PHM-16, LLC, a Delaware limited liability company

By: /s/ Stuart W. Ross
    ----------------------------------------------
    Stuart W. Ross, as community property, its
    sole member

By: /s/ Marybeth Ross
    ----------------------------------------------
    Marybeth Ross, as community property its sole
    member


PHM-17, LLC, a Delaware limited liability company

By: Deceased
    ----------------------------------------------
    Fred Quock, Trustee of the Fred Y.T. Quock and
    Yvette C. Quock 1987 Trust dated May 19, 1987
    its sole member

By: /s/ Yvette C. Quock
    ----------------------------------------------
    Yvette C. Quock, Trustee of the Fred Y.T. Quock
    and Yvette C. Quock 1987 Trust dated May 19, 1987,
    its sole member

PHM-20, LLC, a Delaware limited liability company

By: /s/ Jean D. Howe
    ----------------------------------------------
    Jean D. Howe, as Trustee of the Survivor's Trust
    Created under the Howe Family Trust dated
    January 12, 1990, its sole member


PHM-21, LLC, a Delaware limited liability company

By: Garden Lane Associates, LLC, an Arizona limited
    liability company, its sole member

By: /s/ William G. Rogers
    ----------------------------------------------
    William G. Rogers, Member

PHM-23, LLC, a Delaware limited liability company

By: /s/ Marla Schmalle
    ----------------------------------------------
    Marla Schmalle, its sole member


PHM-24, LLC, a Delaware limited liability company

By: Roblar, L.L.C., a Nevada limited liability company,
    its sole member

By: /s/ Larry Haas
    ----------------------------------------------
    Larry Haas, Managing Member


PHM-25, LLC, a Delaware limited liability company

By: /s/ Tyler R. Hunt
    ----------------------------------------------
    Tyler R. Hunt, Trustee of the Hunt
    Trust dated November 4, 1998, its sole member

By: /s/ Patsy O. Hunt
    ----------------------------------------------
    Patsy O. Hunt, Trustee of the Hunt
    Trust dated November 4, 1998, its sole member


PHM-26, LLC, a Delaware limited liability company

By: Crist Property Company, a California corporation,
    its sole member

By: /s/ Frank L. Crist, III
    ----------------------------------------------
    Frank L. Crist, III, President


PHM-27, LLC, a Delaware limited liability company

By: /s/ Clayton K. Lee
    ----------------------------------------------
    Clayton K. Lee, Trustee of the Clayton K. Lee
    Family Living Trust Dated June 29, 1990, its sole
     member

By: /s/ Lorrie Lee
    ----------------------------------------------
    Lorrie Lee, Trustee of the Clayton K. Lee
    Family Living Trust Dated June 29, 1990, its sole
    member

PHM-28, LLC, a Delaware limited liability company

By: /s/ Michael E. Horejsi
    ----------------------------------------------
    Michael E. Horejsi, as Trustee of
    the Horejsi Family 2002 Revocable Trust
    dated November 8, 2002, its sole member

By: /s/ Patricia H. Horejsi
    ----------------------------------------------
    Patricia H. Horejsi, as Trustee of the Horejsi
    Family 2002 Revocable Trust dated November 8, 2002,
    its sole member

PHM-29, LLC, a Delaware limited liability company

By: /s/ Jerry W. Jordan
    ----------------------------------------------
    Jerry W. Jordan, Trustee of the 1986 JORDAN
    LIVING TRUST dated June 25, 1986

By: /s/ Joan M. Jordan
    ----------------------------------------------
    Joan M. Jordan, Trustee of the 1986 JORDAN
    LIVING TRUST dated June 25, 1986

[Each signature was notarized]

                                    EXHIBIT A
                                    ---------

                    [TITLE COMPANY TO ATTACH EXHIBIT A LEGAL
                          DESCRIPTION OF THE PROPERTY]

                                   SCHEDULE 1
                                   ----------

                   ORGANIZATIONAL CHART FOR ASSUMING BORROWER
                   ------------------------------------------